             As filed with the Securities and Exchange Commission on
                                                                 July 1, 1998


                                                        File No. 33-51294
                                                        File No. 811-7140

                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                    --------------
                                      FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                              POST-EFFECTIVE AMENDMENT NO. 24             /X/
                                         and
                         REGISTRATION STATEMENT UNDER THE
                             INVESTMENT COMPANY ACT OF 1940               / /
                                   AMENDMENT NO. 26                       /X/



                                    --------------

                              MORGAN STANLEY FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)
                 One Parkview Plaza, Oakbrook Terrace, Illinois  60181
                       (Address of Principal Executive Office)
                     Registrant's Telephone Number (630) 684-6000
                              Ronald A. Nyberg, Esquire
                 Executive Vice President, General Counsel and Secretary
                          Van Kampen American Capital, Inc.
                 One Parkview Plaza, Oakbrook Terrace, Illinois  60181
                       (Name and Address of Agent for Service)
                                    --------------


                                      COPIES TO:

                                Wayne W. Whalen, Esq.
                                 Thomas A. Hale, Esq.
                    Skadden, Arps, Slate, Meagher & Flom (Illinois)
                                333 West Wacker Drive
                               Chicago, Illinois  60606
                                    (312) 407-0700

                                    --------------

   -------------------------------------------------------------------------



            IT IS PROPOSED THAT THIS FILING BE EFFECTIVE
                 (CHECK APPROPRIATE BOX)

            / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485 / / ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485
            /X/ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485
            / / ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485
            / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485

   ------------------------------------------------------------------------

     TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.001 PER SHARE

                                  EXPLANATORY NOTE

     Morgan Stanley Fund, Inc. (the "Fund") currently has 22 portfolios and the purpose of this Post-Effective Amendment No. 24 is to add a new, twenty-third portfolio, the Van Kampen Global Franchise Fund. Enclosed herein is a form of prospectus containing the new Portfolio and a form of statement of additional information containing all Portfolios. Five additional forms of prospectus are incorporated herein by reference to Post-Effective Amendment No. 22 under the Securities Act of 1933, as amended, which was filed with the Commission on October 28, 1997. One incorporated prospectus contains six Portfolios of the Fund, the second incorporated prospectus contains 3 Portfolios of the Fund, the third incorporated prospectus contains four of the Portfolios of the Fund, and the fourth incorporated prospectus contains seven Portfolios of the Trust, and the fifth incorporated prospectus contains two Portfolios of the Fund. This amendment is not intended to amend the five other forms of prospectuses incorporated herein.

N-1A ITEM NO.                                    LOCATION

            PART A - Van Kampen Global Franchise Fund

Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary

Item 3.  Condensed Financial Information         *

Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 Portfolio Transactions;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Dividends and
                                                 Distributions; Taxes; General
                                                 Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *


---------------

*   Omitted since the answer is negative or the Item is not applicable.


** Information required by Item 5A is contained in the 1997 Annual Report to Shareholders, except for the following portfolios which were not operational at June 30, 1997: Morgan Stanley Emerging Markets Debt, Morgan Stanley Equity Growth, Morgan Stanley European Equity, Morgan Stanley Global Equity, Morgan Stanley Growth and Income, Morgan Stanley Japanese Equity, Morgan Stanley Mid Cap Growth, Morgan Stanley Tax-Free Money Market, Morgan Stanley Value Funds and Van Kampen Global Franchise Fund.

N-1A ITEM NO.                                    LOCATION

                                  PART B - ALL FUNDS


Item 10. Cover Page                              Cover Page
Item 11. Table of Contents                       Cover Page
Item 12. General Information and History         *
Item 13. Investment Objectives and Policies      Investment Objectives and
                                                 Policies; Investment
                                                 Limitations; Determining
                                                 Maturities of Certain
                                                 Instruments; Description of
                                                 Securities and Ratings
Item 14. Management of the Fund                  Management of the Company
Item 15. Control Persons and Principal Holders
         of Securities                           Management of the Company;
                                                 General Information
Item 16. Investment Advisory and Other Services  Management of the Company;
                                                 General Information
Item 17. Brokerage Allocation and Other
         Practices                               Portfolio Transactions
Item 18. Capital Stock and Other Securities      General Information
Item 19. Purchase, Redemption and Pricing of
         Securities Being Offered                Purchase of Shares; Redemption
                                                 of Shares; Money Market Fund
                                                 Net Asset Value; General
                                                 Information
Item 20. Tax Status                              Investment Objectives and
                                                 Policies; Federal Income Tax;
                                                 Federal Tax Treatment of
                                                 Forward Currency Contracts and
                                                 Exchange Rate Changes; Taxes
                                                 and Foreign Shareholders;
                                                 General Information
Item 21. Underwriters                            Management of the Company
Item 22. Calculation of Performance Data         Performance Information
Item 23. Financial Statements                    Financial Statements

---------------
*   Omitted since the answer is negative or the Item is not applicable.

                              PART C - OTHER INFORMATION


Part C contains the information required by the Items of the Form-N-1A under such Items as set forth in the Form N-1A.

--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------


                        VAN KAMPEN GLOBAL FRANCHISE FUND

                               A PORTFOLIO OF THE

                          [MORGAN STANLEY FUND, INC.]
                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141


                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------


    [Morgan Stanley Fund, Inc.] (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of one of the Company's portfolios, Van Kampen Global Franchise Fund (the "Fund"). The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund will invest substantially all of its assets in equity securities of publicly traded issuers located in the United States and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential. There can be no assurance that the Fund's investment objective will be achieved.



    The Fund is designed to make available to retail investors the expertise of Van Kampen American Capital Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator"), and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser ("MSAM" or a "Sub-Adviser") to the Fund and Van Kampen American Capital Distributors, Inc. as the Fund's distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").



    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September , 1998 as which is incorporated herein by reference. The Company offers other portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS SEPTEMBER  , 1998

                               PROSPECTUS SUMMARY



THE FUND



    Van Kampen Global Franchise Fund (the "Fund") is a separate investment portfolio of the Morgan Stanley Fund, Inc., an open-end management investment company.



INVESTMENT OBJECTIVE



    The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.



INVESTMENT PRACTICES



    The Fund seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into common stocks, rights and warrants to subscribe for or purchase common stocks and other securities evidencing equity interests) of publicly traded issuers located in the United States and other countries that, in the judgment of the Adviser, have resilient business franchises and growth potential.



    The franchise focus of the Fund is based on the Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create and replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Adviser with resilient business franchises, strong cash flows, capable managements and growth potential selected on a global basis with a bias towards value. The Adviser uses a "bottom up" strategy emphasizing individual security selection. The Adviser relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting the Adviser's investment program.


RISK FACTORS


    The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund invests in equity securities, which are subject to market risks that may cause their prices to fluctuate over time. The Fund may invest in securities which are convertible upon various terms and conditions into equity securities. The Fund will invest in securities of foreign issuers which are subject to certain risks not typically associated with domestic securities. The Fund may invest in securities of issuers located in developing countries and traded in emerging markets which may impose additional risks. See "Additional Investment Information -- Foreign Investment" for more information. To limit its exposure to, and the risks associated with investing in securities denominated in, currencies other than U.S. dollars, the Fund may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. The Fund may invest in small- to medium-sized corporations, which are more vulnerable to financial risks and other risks than larger corporations, and therefore may involve a higher degree of risk and price volatility than investments in the securities of larger corporations. The Fund may invest, to a limited extent, in non-publicly traded securities. In addition, the Fund may invest in derivatives, which include options, futures and options on futures and swaps and the Fund may invest in repurchase agreements, lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis and borrow for purposes of leverage, invest in reverse repurchase agreements and engage in short selling.

    The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Each of these investment strategies involves specific risks which are described under "Investment Objective and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.


HOW TO INVEST

    The Class A, Class B and Class C shares of the Fund are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Fund are offered at net asset value plus a maximum initial sales charge of 5.75%, which initial sales charge may be reduced on certain larger purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are also subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of the Fund may be redeemed at any time at the net asset value per share price (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase. See "Redemption of Shares."

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of the Fund may incur:


SHAREHOLDER TRANSACTION EXPENSES     FUND
--------------------------------  -----------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A.....................   5.75%(1)
    Class B.....................     None
    Class C.....................     None
Maximum Deferred Sales Load (as
 a percentage of the lesser of
 initial purchase price or
 current market value)
    Class A
      For Purchases up to
       $999,999.................     None
      For Purchases of
       $1,000,000 or more.......   1.00%(2)
    Class B.....................   5.00%(3)
    Class C.....................   1.00%(4)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A.....................     None
    Class B.....................     None
    Class C.....................     None
Redemption Fees
    Class A.....................     None
    Class B.....................     None
    Class C.....................     None
Exchange Fees
    Class A.....................     None
    Class B.....................     None
    Class C.....................     None


------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.

(2) Purchases of Class A shares of the Fund which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Participating Funds (as defined under "Purchase of Shares -- Quantity Discounts"), aggregate to $1 million or more are not subject to an initial sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Fund are subject to a maximum CDSC of 5.00% which decreases in steps to 0.00% after five years. See "Purchase of Shares."

(4) Purchases of Class C shares of the Fund are subject to a CDSC of 1.00% for redemptions made within one year of purchase. See "Purchase of Shares."

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS)                                        FUND
                                            -----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................
    Class B...............................
    Class C...............................
12b-1 Distribution and Service Fees
    Class A (6)...........................
    Class B (6)...........................
    Class C (6)...........................
Other Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................
    Class B...............................
    Class C...............................
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................
    Class B...............................
    Class C...............................


------------------
(5) The Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following table sets forth for the Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.


                                               FUND
                                            -----------
Investment Advisory Fees
    (All Classes).........................
Total Operating Expenses
    Class A...............................
    Class B...............................
    Class C...............................


    For further information on Fund expenses, see "Management of the Company."
(6) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company -- Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").


    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees for the Fund are based on advisory agreements, 12b-1 plans and estimates of other expenses because the Fund commenced
investment operations on         .

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of the Fund, which have a CDSC, but no initial sales charge.


                                               FUND
                                            -----------
Class A shares
    1 Year................................   $     (1)
    3 Years...............................
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year................................
    3 Years...............................
 (Assuming no redemption)
    1 Year................................
    3 Years...............................
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year................................
    3 Years...............................
 (Assuming no redemption)
    1 Year................................
    3 Years...............................


--------------
(1) The example reflects Class A shares sold subject to the maximum 5.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Fund which, when combined with the net asset value of the purchaser's existing investment in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of the Fund is to seek long-term capital appreciation. The Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objective will be attained.



    The Fund seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into common stocks, rights and warrants to subscribe for or purchase common stocks and other securities evidencing equity interests) of publicly traded issuers located in the United States and other countries that, in the judgment of the Adviser, have resilient business franchises and growth potential.



    The franchise focus of the Fund is based on the Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create and replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Adviser with resilient business franchises, strong cash flows, capable managements and growth potential selected on a global basis with a bias towards value. The Adviser uses a "bottom up" strategy emphasizing individual security selection. The Adviser relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting the Adviser's investment program.



    The Fund's Adviser believes that the number of issuers with strong business franchises may be limited, and accordingly the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. While the Fund's investments generally will be diversified among a number of issuers and industries, the Fund may invest up to 5% of its total assets in selected issuers (and, subject to certain limitations, more than 5% of its total assets in selected issuers) and may invest up to 2.5% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund will be subject to greater risks impacting individual issuers or industries than a Fund which does not employ such a practice.



    Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of issuers located in at least three different countries. Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any one country or any one jurisdiction. To the extent the Fund does invest more of its assets in a single country, the Fund will be subject to greater risks impacting such country than a fund which maintains a broad country diversity. The Fund may invest in sponsored or unsponsored American, global or other types of depositary receipts. The Fund may invest in securities of issuers located in developing countries and traded in emerging markets; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. To limit its exposure to, and the risks associated with investing in securities denominated in, currencies other than U.S. dollars, the Fund may engage in forward foreign currency exchange transactions and may invest in foreign currency exchange futures and options. See also "Additional Investment Information-Foreign Investment" and "Additional Investment Information-Forward Foreign Currency Exchange Contracts" below.



    The Fund may invest in securities of large, medium or small capitalization companies without limitation provided the company meets the Fund's other investment criteria. Investments in medium or smaller companies often may involve a higher degree of market risk and price volatility than investments in larger companies.

Although the Fund intends to invest primarily in listed securities, the Fund may also invest in securities traded in over-the counter markets or, to a limited extent, in non-publicly traded securities. While the Fund's investment generally will be diversified among a number of issuers and industries, the Fund may, subject to certain limitations, invest between 5% to 10% of its total assets in selected issuers and may invest up to 25% of its total assets in a single industry. Investing more of the Fund's assets in selected issuers or industries may subject the Fund to greater risks impacting individual securities or industries than a Fund which does not employ such a practice. The Fund may also invest in derivatives, which include options, futures and options on futures and swaps, and may borrow for investment purposes. The Fund may also lend its portfolio securities.



    Pending investment or for liquidity, the Fund may invest in cash or certain high quality, short-term debt securities. During periods in which the Adviser believes changes in economic or financial conditions make it advisable, the Fund may, for temporary defensive purposes, invest a portion or all of its assets in money market or certain short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.



    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.


                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE


    The Fund may borrow for investment purposes up to 33 1/3% of its total assets (including amounts borrowed). The Fund is authorized to borrow an additional 5% of its total assets as a temporary measure for extraordinary or emergency purposes.



    Borrowings create leverage, which is a speculative characteristic. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser.



    Leveraging magnifies changes in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced.



    The Fund expects that all of its borrowings will be made on a secured basis. The Fund's custodians will either segregate the assets securing the Fund's borrowing for the benefit of the Fund's lenders or arrangements to segregate such assets will be made with a suitable sub-custodian, which may be a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.



CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES



    The Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.



    The Fund may invest in equity-linked securities which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.



DEPOSITARY RECEIPTS



    The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent such depositary receipts are available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.


    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S.

securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when the Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to the Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

FOREIGN INVESTMENT


    The Fund will invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environment than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.



    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of the Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund will also incur certain costs in connection with conversions between various currencies.


INVESTMENT COMPANY SECURITIES


    The Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the Investment Company Act of 1940, as amended

(the "1940 Act"). To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Fund itself.

LOANS OF PORTFOLIO SECURITIES

    The Fund may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

MONEY MARKET INSTRUMENTS


    The Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes, although the Fund intends to stay invested in securities satisfying its investment objective to the extent practical. The money market investments permitted for the Fund include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    The Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The Fund may not invest more than 15% of its net assets in illiquid securities which generally includes securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.



REVERSE REPURCHASE AGREEMENTS



    The Fund may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet credit guidelines of the Company's Board of Directors. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will maintain with the appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.



SHORT SALES



    The Fund may from time to time sell securities short without limitation, although the Fund does not intend to sell securities short on a regular basis. A short sale is a transaction in which the Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in doing so, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



    The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with the appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold, and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is the current policy of the Fund not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than obligations created by these commitments.


ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS


    The Fund is permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund. The Fund will limit its use of derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Fund's investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.



    The Fund may use derivatives instruments under a number of different circumstances to further its investment objective. The Fund may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, the Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy, or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. The Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by the Fund for hedging purposes and in other circumstances when the Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective.

    Some of the derivative instruments in which the Fund may invest and the risks related thereto are described in more detail below.


    CAPS, FLOORS AND COLLARS. The Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.



    The Fund may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Fund may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser and the extent to which those strategies are used, may depend on the development of such markets.


    The Fund may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Fund may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Fund may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Fund may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, the Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.


    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by the Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.



    OPTIONS TRANSACTIONS. The Fund may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to (i) securities, instruments, indices or baskets thereof in which the Fund may invest and (ii) foreign currencies. Purchasing a put option gives the Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives the Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.


    The Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. The Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, the Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Fund may also write options that may be exercisable by the purchaser only on a specific date. The Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.


    The Fund may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.


    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund may use structured notes to tailor their investments to the specific risks and returns the Adviser wish to accept while avoiding or reducing certain other risks.



    SWAPS -- SWAP CONTRACTS. Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices
(as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


    The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.


                             INVESTMENT LIMITATIONS


    The Fund is a diversified investment company under the 1940 Act, and, therefore, with respect to 75% of its assets, may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities or (b) own more than 10% of the outstanding voting securities of any one issuer. The Fund also intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended ("the Code"), for qualification as a regulated investment company.


    The Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, the Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Fund. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and
paid monthly at the annual rate of    %, applied to the Fund's average net
assets.


    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of their other expenses.


    The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen American Capital. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


    Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading, merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.


    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Fund. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.


    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of the Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If the Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At August 31, 1997, MSAM had approximately $80.9 billion in assets under management as an investment adviser or as a named fiduciary or fiduciary adviser. MAS is a Pennsylvania limited liability partnership founded in 1969 with its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as an investment adviser to several open-end investment companies since 1984. At August 31, 1997, MAS had approximately $57.6 billion in assets under management.


    PORTFOLIO MANAGER. Andrew Brown, a Principal of MSAM, has primary responsibility for managing the Fund's assets. Mr. Brown joined MSAM in May, 1994, as a consultant Global Research analyst specializing in non-cyclical stocks, and became a Principal of the Firm in 1995. Mr. Brown spent the first nine years of his business career as a journalist at Fortune magazine, and worked from 1986 through 1991 as a sell side analyst for Morgan Stanley International, specializing in UK and Continental European consumer stocks. He then became research director at J.O. Hambro & Partners, and a partner in a consulting firm before re-joining Morgan Stanley. Mr. Brown is a graduate of Harvard University.


    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund.

    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the bestinterests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Adviser, Administrator and the Company's Distributor. The officers of the Company conduct and supervise its daily business operations.


    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Fund. The Company may in the future offer one or more classes of shares for the Fund that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Fund. In addition to such payments, the Adviser may use its advisory fee or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Fund's shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    The Plans obligate the Fund to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by ACCESS. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital, Inc. When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) certain shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contigent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contigent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amount of shares during specified periods of time. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                        REALLOWED TO
                                                                          DEALERS
                                    AS % OF          AS % OF NET          (AS % OF
SIZE OF INVESTMENT              OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE)
------------------------------  ---------------   -----------------   ----------------
Less than $50,000.............       5.75               6.10                5.00
$50,000 but less than
 $100,000.....................       4.75               4.99                4.00
$100,000 but less than
 $250,000.....................       3.75               3.90                3.00
$250,000 but less than
 $500,000.....................       2.75               2.83                2.25
$500,000 but less than
 $1,000,000...................       2.00               2.04                1.75
$1,000,000 or more*...........         *                  *                  *

--------------

* No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00 % on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management Inc. and distributed by the Distributor as determined from time to time by the Company's Board of Directors.

    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receive the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of the Fund may be purchased without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

        (1) Current or retired trustees/directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.

        (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

        (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under

"Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.

        (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

        (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company ("VKAC Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

        (8) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members, and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (8) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

PURCHASE OF CLASS B SHARES

    Class B shares of the Fund may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                SALES CHARGE AS
                                 PERCENTAGE OF
                                      THE
                                 DOLLAR AMOUNT
YEAR SINCE PURCHASE                SUBJECT TO
PAYMENT WAS MADE                     CHARGE
------------------------------  ----------------
First.........................        5.00%
Second........................        4.00%
Third.........................        3.00%
Fourth........................        2.50%
Fifth.........................        1.50%
Thereafter....................         None*

--------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan as described under

"Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Fund. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES

    Class C shares of the Fund may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

WAIVER OF CDSC

    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares. A shareholder, or their representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Fund or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of a Fund at net asset value with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of a Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plan. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. ACCESS acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Morgan Stanley Fund, Inc. c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested in shares of the same class of any Participating Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.

    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; and pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. VKAC Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees are available from the Distributor.


    EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of another Participating Fund based on the net asset values of each Fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. Shareholders may only exchange into such other Participating Funds as are legally available for sale in their state and are currently available for sale.


    Class A shares of a Participating Fund that generally impose an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of Participating Fund that do not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, shares of the Fund at the time the Systematic Withdrawal Plan commences. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to the CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment.

In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.

    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer, a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order.

    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received (less any applicable CDSC) by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the CDSC on redemptions following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the CDSCs on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.

    The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where VKAC Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by VKAC Trust who repay the principal and interest on their borrowings from such plans.

    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

    TELEPHONE TRANSACTION PROCEDURES. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC") and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of the Fund. The net asset value per share of each class of shares of the Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of the Fund is determined as of the regular close of the NYSE (currently 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS

    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and affiliates of the Adviser and the Sub-Adviser or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.


    Although the objective of the Fund is not to invest for short-term trading, the Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.


                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Fund. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.


                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Fund, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.


    The Fund expects to distribute substantially all of its net investment income in the form of annual dividends. The Fund expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.


    Any undistributed net investment income and undistributed realized gains increase the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUND

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    The Fund and other portfolios of the Company are generally treated as separate entities for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), generally will be applied to each portfolio separately, rather than to the Company as a whole. Net long-term, mid-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each portfolio.

    The Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available capital loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS AND DISPOSITIONS

    The Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by the Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by the Fund attributable to dividends received from shares of domestic corporations may qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the corporate dividends-received deduction. The Fund will make annual reports to shareholders of the federal income tax status of all distributions. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see the discussion below regarding the Taxpayer Relief Act of 1997.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to qualify as an RIC under the Code and to avoid liability for federal income and excise taxes.

    Dividends and other distributions declared in December by the Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain dividends have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Funds.

    Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gains tax rate for corporations, which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gains dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding period for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see discussion above regarding gains or losses recognized on the sale or exchange of shares), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.


    The shares of the Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is
defined in the 1940 Act) the Fund. As of       , 1998, Van Kampen American
Capital owned 100% of the outstanding voting shares of the Fund.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or ACCESS will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or ACCESS will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


                                        , serves as independent accountants for
the Company and audits its annual financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    2
Fund Expenses...............................................    4

Investment Objectives and Policies..........................    7

Additional Investment Information...........................    8

Investment Limitations......................................   17

Management of the Company...................................   17

Purchase of Shares..........................................   20

Shareholder Services........................................   29

Redemption of Shares........................................   32

Valuation of Shares.........................................   35

Portfolio Transactions......................................   35

Performance Information.....................................   36

Dividends and Distributions.................................   36

Taxes.......................................................   37

General Information.........................................   38




                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND


                                 A PORTFOLIO OF

                                 MORGAN STANLEY
                                   FUND, INC.

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                   VAN KAMPEN
                                    AMERICAN
                               CAPITAL INVESTMENT
                                 ADVISORY CORP.

                             INVESTMENT SUB-ADVISER
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

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                           MORGAN STANLEY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION


    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of twenty-three investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"). The Company is designed to make available to investors the expertise of (i) Van Kampen American Capital Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") to the Funds, (ii) Morgan Stanley Asset Management Inc. ("MSAM"), a sub-adviser (a "Sub-Adviser") to the Funds, other than the Mid Cap Growth and Value Funds and (iii) Miller, Anderson & Sherrerd, LLP ("MAS"), a sub-adviser (a "Sub-Adviser") to the Mid Cap Growth and Value Funds. As of the date hereof, the Morgan Stanley Emerging Markets Debt, Morgan Stanley European Equity, Morgan Stanley Growth and Income, Morgan Stanley Japanese Equity, Morgan Stanley Mid Cap Growth and Morgan Stanley Tax-Free Money Market Funds have not commenced a continuous offering of shares.



    This Statement of Additional Information "SAI" is not a prospectus but should be read in conjunction with the Company's prospectuses dated September
  , 1998, as amended and supplemented from time to time (each a "Prospectus" and together, the "Prospectuses"). To obtain the Prospectuses, please call the Morgan Stanley Fund, Inc. Services Group at:


                                 1-800-341-2911

                                 --------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
INVESTMENT OBJECTIVES AND POLICIES......   2
FEDERAL INCOME TAX......................  15
FEDERAL TAX TREATMENT OF FORWARD
 CURRENCY CONTRACTS AND EXCHANGE RATE
 CONTRACTS..............................  18
TAXES AND FOREIGN SHAREHOLDERS..........  18
PURCHASE OF SHARES......................  19
REDEMPTION OF SHARES....................  19
INVESTMENT LIMITATIONS..................  21
DETERMINING MATURITIES OF CERTAIN
 INSTRUMENTS............................  25
MANAGEMENT OF THE COMPANY...............  25
MONEY MARKET FUND NET ASSET VALUE.......  36
PORTFOLIO TRANSACTIONS..................  37
PERFORMANCE INFORMATION.................  37
GENERAL INFORMATION.....................  44
DESCRIPTION OF SECURITIES AND RATINGS...  44
FINANCIAL STATEMENTS....................  47



Date: September   , 1998

                       INVESTMENT OBJECTIVES AND POLICIES


    The following policies (listed in alphabetical order) supplement the investment objectives and policies set forth in the Company's Prospectuses with respect to the Company's twenty-three Funds: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley High Yield Fund, Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund, Van Kampen Equity Growth Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Value Fund and Van Kampen Global Franchise Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds"). For ease of reference, the words "Morgan Stanley" or "Van Kampen," as the case may be, which begin the name of each Fund, are not used hereinafter.


EMERGING COUNTRY DEBT SECURITIES

    GENERAL. The Emerging Markets Debt and Worldwide High Income Funds' definition of emerging country debt securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country. The Sub-Adviser believes, however, that investment in such companies will be appropriate because the Funds will invest in those emerging market companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging country such that their value will tend to reflect developments in such emerging country to a greater extent than developments in another country or countries. For example, the Funds may invest in companies organized and located in countries other than an emerging country, including companies having their entire production facilities outside of an emerging country, when securities of such companies meet one or more elements of the Funds' definition of an emerging country debt security and so long as the Sub-Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging country.

    The Emerging Markets Debt Fund and Worldwide High Income Fund are subject to no restrictions on the maturities of the emerging country debt securities they hold; those maturities may range from overnight to 30 years. The value of debt securities held by a Fund generally will vary inversely to changes in prevailing interest rates. A Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

    Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

    Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Sub-Adviser based on publicly available information and inquiries made to the issuer.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S.

debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. Dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Sub-Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

    Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use sovereign debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund may participate in Latin American debt conversion programs. The Sub-Adviser will evaluate opportunities to enter into debt conversion transactions as they arise.

    BRADY BONDS. The Emerging Markets Debt Fund and Worldwide High Income Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

EQUITY-LINKED SECURITIES


    The Value, Mid Cap Growth, Global Equity, Equity Growth, Growth and Income, Aggressive Equity and Global Franchise Funds may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Funds may invest in the securities described below or other similar equity-linked securities. There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities.

    Preferred Equity Redemption Cumulative Stock ("PERCS") convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, a Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.

    The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, a Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

    The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, a Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

    Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


    The U.S. Dollar value of the assets of the Global Equity, Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Emerging Markets Debt, Latin American, European Equity, Japanese Equity, International Magnum and Global Franchise Funds and to the extent they invest in assets denominated in foreign currencies, the Value, Mid Cap Growth, American Value, Aggressive Equity, Growth and Income, Equity Growth, Worldwide High Income and High Yield Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.


    The Funds may enter into forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when any of these Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency.

    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Company's Custodian will place cash or liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

    The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.

FUTURES CONTRACTS

    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    The Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.


    The Emerging Markets, Latin American, European Equity, American Value, Equity Growth, Emerging Markets Debt, Global Equity, Global Equity Allocation, Aggressive Equity, Growth and Income, Value, Mid Cap Growth, Worldwide High Income and Global Franchise Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of a Fund's assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.


    Futures traders are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. None of the Funds will enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, none of the Funds will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% (50% for the Mid Cap Growth, Value, Equity Growth, Emerging Markets Debt and Global Equity Funds) of its total assets. See also, "Investment Limitations" for further restrictions applicable to the Funds.

    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures transactions to the extent permitted by applicable law.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Sub-Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FOREIGN CURRENCIES

    The Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds noted above may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked-to-market daily.

    Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by the rules and regulations of the Securities and Exchange Commission ("SEC"), the Custodian of the Funds will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

OPTIONS TRANSACTIONS

    The Non-Money Market Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Sub-Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

COMBINED TRANSACTIONS

    Funds may enter into multiples of the forwards, futures and options transactions described above in which they are permitted to engage, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Sub-Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable Securities and Exchange Commission (the "SEC") regulations and SEC staff guidelines.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN
  CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

GLOBAL INVESTING

    Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain Funds permit entering into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

    Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of a Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

    Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Additional risks of foreign investing are set forth in the appropriate Prospectuses.

ILLIQUID SECURITIES

    Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price they are being carried on a Fund's books. This lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for securities also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

INVESTMENT COMPANY SECURITIES


    The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may not purchase shares of any affiliated investment company except as permitted by the 1940 Act or other applicable law.


MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

    The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Sub-Adviser. After establishing regional allocation strategies, the Sub-Adviser then selects equity securities among issuers of a region. The Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index") and any countries which have been publicly announced will be added to the EAFE Index.

    The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy,

    The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia. It was announced publicly that Portugal will be added to the EAFE Index in December, 1997.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Sub-Adviser and with stock selection within each country designed to replicate a broad market index. The Sub-Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of the indices making up the Morgan Stanley Capital International Indices.

    The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See the Prospectuses for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. Dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Sub-Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

PORTFOLIO TURNOVER

    The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Fund deems it appropriate to purchase or sell securities for the portfolio. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "Taxes" in the Prospectus for more information on taxation.

REPURCHASE AGREEMENTS

    The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

SECURITIES LENDING

    Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

STAND-BY COMMITMENTS

    A Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at a Fund's option, a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

    The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

    The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Sub-Adviser's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

    The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED MORTGAGE-BACKED SECURITIES

    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SWAP CONTRACTS

    The Non-Money Market Funds may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Sub-Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Sub-Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

VARIABLE RATE DEMAND INSTRUMENTS

    Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of a Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Sub-Adviser will follow guidelines adopted by the Company's Board of Directors.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. It is possible that the market value at the time of settlement would be higher or lower than the purchase price if the general level of interest rates has changed.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States Government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                               FEDERAL INCOME TAX

    The following is only a summary of certain additional federal tax considerations generally affecting the Company and its shareholders that are not described in the Company's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company or its shareholders, and the discussion here and in the Company's prospectuses are not intended as tax advice or as a substitute for careful tax planning.

    Each Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), generally will be applied to each Fund separately, rather than to the Company as a whole. Each Fund has qualified and intends to continue to qualify to be treated for each taxable year as a regulated investment company ("RIC") under subchapter M of the Code.

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test"); (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of (i) stocks or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) held less than three months (the "Short-Short Gain Test"), and (c) diversify its holdings so that, at the end of each fiscal quarter of the Company's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other
RICs). For purposes of the 90% gross income requirement described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% requirement. The Short-Short Gain Test will no longer be applicable to the Funds beginning on July 1, 1998.

    In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

    If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain dividends, which are distributions of net capital gains) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits and such distributions generally will be eligible for the corporate dividends received deductions.

    Each Fund will decide whether to distribute or to retain all or part of any net capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Fund as a credit against their federal income tax liability.

    A gain or loss realized by a shareholder on the sale or exchange of shares of a Fund held as a capital asset will be capital gain or loss. For a summary of the rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss recognized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

    Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

    Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains dividends and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Fund, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

CAPITAL GAINS RATES UNDER THE 1997 TAX ACT

    Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum long-term capital gains rate for corporations remains at 35%. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by RICs and to sales and exchanges of interests in RICs, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Funds as well as to sales and exchanges of shares in the Funds. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see discussion above regarding gains or losses recognized on the sale or exchange of shares), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

ADDITIONAL CONSIDERATIONS FOR THE TAX-FREE MONEY MARKET FUND

    In order for the Tax-Free Money Market Fund to pay exempt-interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Fund's assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code and, in the case of corporate taxpayers, the environmental tax (the "Environmental Tax") imposed by
Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the AMT and/or the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

    The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% (depending on the taxpayer's income) of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year may be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).

    The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of this Fund.

    Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

    Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Fund will be distributed and taxed to its shareholders.

PASSIVE FOREIGN INVESTMENT COMPANIES

    A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a RIC that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

    Under provisions of the 1997 Tax Act generally effective for taxable years ending after 1997, a Fund that invests in PFIC stock may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the disposition of PFIC stock.

FOREIGN INCOME TAX

    It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, if any, and a Fund may be subject to foreign income or other taxes with respect to other income. So long as more than 50% in value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. No deductions will be allowed in computing alternative minimum tax liability.

    Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

    The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

CERTAIN INVESTMENT PRACTICES

    Some of a Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Thus, these provisions could affect the amount, timing and character of distributions to shareholders. Each Fund engaging in such investment practices will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

                   FEDERAL TAX TREATMENT OF FORWARD CURRENCY
                     CONTRACTS AND EXCHANGE RATE CONTRACTS

    Except for certain hedging transactions, each Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Proposed legislation would provide that amounts treated as capital gain or loss pursuant to the foregoing sentence would be attributable to property held for more than 18 months. See "Capital Gains Rates Under the 1997 Tax Act" above for a summary of the tax rates applicable to capital gains. Forward currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

    Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income test. In order to satisfy the Short-Short Gain test, however, a Fund will have to avoid realizing gains on futures contracts and certain forward contracts held less than three months and may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains of such contracts that have been open for less than three months as of the end of a Fund's taxable year and which are treated as recognized for tax purposes at the end of the taxable year will not be considered gains on securities held less than three months for purposes of the Short-Short Gain test. The Short-Short Gain test will no longer be applicable to the Funds beginning on July 1, 1998.

    Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

                         TAXES AND FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Company is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Company, distributions of net long-term capital gains, and amounts retained by the Company which are designated as undistributed capital gains.

    If the income from the Company is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of shares of the Company, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.

    The Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

    The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

                               PURCHASE OF SHARES

    For Class A shares of the Non-Money Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m., Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Funds is based on such price as further described in the Prospectuses under "Purchase of Shares."

    The purchase price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day.

    Shares of the Company may be purchased on any day the NYSE is open, except that shares of the Money Market Funds may be purchased on any day when both the NYSE and the Federal Reserve Banks are open. The NYSE is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Federal Reserve Banks are closed on Columbus Day and Veterans Day, in addition to such NYSE holidays.

    Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

                              REDEMPTION OF SHARES

    Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. Additionally, if the Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Company may pay the redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

    Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Fund(s).

    To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

    Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.

    The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

    For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Non-Money Funds ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase or 1.00% of the net asset value of the shares at the time of redemption.

    The CDSC -- Class A will be imposed only if a Qualified Purchaser redeems an amount which caused the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

    Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B
  AND C")

    As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares of the Non-Money Funds will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

    (a)  Redemption Upon Disability or Death

    The Non-Money Funds will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

    In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b)  Redemption in Connection with Certain Distributions from Retirement
Plans

    The Company will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more of the Participating Funds; in such event, as described below, the Non-Money Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    The Company does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

                             INVESTMENT LIMITATIONS

    Each current Fund of the Company has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company.

    For the purpose of adopting fundamental investment limitations the current Funds have been divided into three separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:


Category I Funds:                 Global Fixed Income, Worldwide High
                                  Income, High Yield, American Value,
                                  Aggressive Equity, U.S. Real Estate,
                                  Global Equity Allocation, Asian Growth,
                                  Emerging Markets, Latin American,
                                  International Magnum, Japanese Equity,
                                  Growth and Income and European Equity
                                  Funds.

Category II Funds:                Equity Growth, Global Equity, Emerging
                                  Markets Debt, Mid Cap Growth, Value and
                                  Global Franchise Funds.

Money Market Funds:               Money Market, Tax-Free Money Market and
                                  Government Obligations Money Market
                                  Funds.



CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (6) except with respect to the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies;

     (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund and Growth and Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);

    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale and (ii) in fixed time deposits with a duration of over seven calendar days;

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

    (14) issue senior securities;

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

    (16) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, Aggressive Equity Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer; and

    (17) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, U.S. Real Estate Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Funds total assets, at market value, would be invested in the securities of such issuer.

    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;

     (2) invest in oil, gas or other mineral leases; and invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), except securities that are not registered under the 1933 Act but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act.

    Each of the Global Fixed Income, Latin American, Aggressive Equity, U.S. Real Estate and Worldwide High Income Funds will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities;

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation

(9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder;


     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

     (3) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets;

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Equity Growth, Global Equity and Emerging Markets Debt Funds or 50% of its total assets in the case of the Mid Cap Growth and Value Funds, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

     (6) invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors;

     (7) invest for the purpose of exercising control over management of any company;

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

     (9) in the case of the Equity Growth, Global Equity, and Emerging Markets Debt Funds, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets; and

    (10) in the case of the Emerging Markets Debt Fund, purchase a security if, as a result, with respect to 50% of its assets, it would hold more than 10% of the outstanding voting securities of an issuer or have more than 5% of its total assets invested in securities of an issuer or, with respect to 100% of its assets, it would have more than 25% of its total assets invested in securities of the issuer, except that these limitations do not apply to investments in U.S. Government securities.

    Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

MONEY MARKET FUNDS

    The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund will:

     (1) invest in commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

     (9) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

    (10) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

    (11) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Fund may invest only in investment companies that are unaffiliated with the Fund; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Fund's assets in other investment companies that are unaffiliated with the Fund and then no more than 5% of the Fund's assets may be invested in any one money market fund;

    (12) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits;

    (13) with respect to the Tax-Free Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

    (14) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations that the Fund is permitted to purchase;

    (15) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Fund may invest more than 5% of its total assets in any one issuer for up to three business days;

    (16) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and

    (17) make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.

    With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

    The following are non-fundamental investment limitations with respect to the Money Market Funds. As a matter of non-fundamental policy, no Money Market Fund will:

     (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets;

     (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange; and

     (3) invest in oil, gas or other mineral leases.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

                 DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

    Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (1) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS

    The Company's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Company. The Directors set broad policies for the Company and choose its Officers. Two Directors and all of the Officers of the Company are directors, officers or employees of the Adviser or its affiliates. The other Directors have no affiliation with the Adviser, Distributor or administrative services providers or their affiliates. The Directors are also Trustees of other open-end funds (except for the Van Kampen American Capital Exchange Fund) advised by the Adviser or Van Kampen American Capital Asset Management, Inc. ("Asset Management") (collectively with the Company, the "Fund Complex") and Messrs. Powell and Whalen are also Trustees of many closed-end funds that are similarly managed. Officers of the Company are generally officers of the other funds in the Fund Complex and some or all of the other investment companies managed, administered, advised or distributed by the Adviser or its affiliates. A list of the Directors and Officers of the Company and a brief statement of their present positions and principal occupations during the past five years is set forth below. Messrs. Hegel, McDonnell, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Company's officers other than Messrs. Hegel, McDonnell, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell, Hill and Stadler and Ms. Haigney are located at 2800 Post Oak Blvd., Houston, TX 77056.


NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
J. Miles Branagan            Director                  Private investor, Co-founder, and prior to August 1996,
1632 Morning Mountain Road                             Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                                      Corporation (now known as Getinge/Castle, Inc. a subsidiary
Date of Birth: 07/14/32                                of Getinge Industrier AB), a company which develops,
                                                       manufactures, markets and services medical and scientific
                                                       equipment. Director/Trustee of each of the funds in the Fund
                                                       Complex.
Richard M. DeMartini*        Director                  President and Chief Operating Officer, Individual Asset
Dean Witter Capital                                    Management Group, a division of Morgan Stanley, Dean Witter,
Two World Trade Center                                 Discover & Co. ("MSDWD"). Member of the MSDWD Management
New York, NY 10048                                     Committee. Director of the InterCapital Funds. Trustee of
Date of Birth: 10/12/52                                the TCW/DW Funds. Former Chairman of the Board of the NASDAQ
                                                       Stock Market, Inc. Former Vice Chairman of the Board of the
                                                       National Association of Securities Dealers, Inc.
                                                       Director/Trustee of each of the Funds in the Fund Complex.
Linda Hutton Heagy           Director                  Co-Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                            search firm. Prior to 1997, Partner, Paul Ray Berndtson,
233 South Wacker Drive                                 Inc., an executive recruiting and management consulting
Suite 7000                                             firm. Formerly, Executive Vice President of ABN AMRO, N.A.,
Chicago, IL 60606                                      a Dutch bank holding company. Prior to 1992, Executive Vice
Date of Birth: 06/03/48                                President of La Salle National Bank. Trustee on The
                                                       University of Chicago Hospitals Board, The International
                                                       House Board and the Women's Board of the University of
                                                       Chicago. Director/ Trustee of each of the funds in the Fund
                                                       Complex.
R. Craig Kennedy             Director                  President and Director, German Marshall Fund of the United
11 DuPont Circle, N.W.                                 States. Formerly, advisor to the Dennis Trading Group Inc.
Washington, D.C. 20036                                 Prior to 1992, President and Chief Executive Officer.
Date of Birth: 02/29/52                                Director and Member of the Investment Committee of the Joyce
                                                       Foundation, a private foundation. Director/Trustee of each of the funds in the Fund Complex.
Jack E. Nelson               Director                  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                                 financial planning company and registered investment
Winter Park, FL 32789                                  adviser. President, Nelson Investment Brokerage Services
Date of Birth: 02/13/36                                Inc., a member of the National Association of Securities
                                                       Dealers, Inc. ("NASD") and Securities Investors Protection
                                                       Corp. ("SIPC"). Director/Trustee of each of the funds in the
                                                       Fund Complex.

NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
Don G. Powell*               Director                  Chairman, President, Chief Executive Officer and a Director
2800 Post Oak Blvd.                                    of Van Kampen American Capital, Inc. ("VKAC"). Chairman,
Houston, TX 77056                                      Chief Executive Officer and a Director of the Adviser, Asset
Date of Birth: 10/19/39                                Management and the Distributor. Chairman and a Director of
                                                       ACCESS Investors Services, Inc. ("ACCESS"). Director or
                                                       officer of certain other subsidiaries of VKAC. Chairman of the Board of Governors and the Executive Committee of the
                                                       Investment Company Institute. Prior to November, 1996,
                                                       President, Chief Executive Officer and a Director of VK/AC
                                                       Holding, Inc. ("VKAC Holding"). Director/Trustee of each of the funds in the Fund Complex advised by the Adviser and
                                                       prior to July 1996 President, Chief Executive Officer and a
                                                       Trustee/Director of funds in the Fund Complex at that time.
Phillip Rooney               Director                  Vice Chairman and Director of The Servicemaster Company, a
One Service Master Way                                 business and consumer services company, since May 1997.
Downers Grove, IL 60515                                Private investor, Director, Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                                manufacturing company. Director, Urban Shopping Centers
                                                       Inc., a retail mall management company; Director, Stone
                                                       Container Corp., a paper manufacturing company. Trustee,
                                                       University of Notre Dame. Formerly, President and Chief
                                                       Executive Officer, Waste Management, Inc., an environmental services company, and prior to that, President and Chief
                                                       Operating Officer, Waste Management, Inc. Director/Trustee
                                                       of each of the funds in the Fund Complex.
Fernando Sisto               Director                  Professor Emeritus and prior to 1995, Dean of the Graduate
155 Hickory Lane                                       School, Stevens Institute of Technology. Director, Dynalysis
Closter, NJ 07624                                      of Princeton, a firm engaged in engineering research.
Date of Birth: 08/02/24                                Director/ Trustee of each of the funds in the Fund Complex.
Wayne W. Whalen*             Director and Chairman of  Partner in the law firm of Skadden, Arps, Slate, Meagher &
333 West Wacker Drive        the Board                 Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                                      Complex and other investment companies advised by the
Date of Birth: 08/22/39                                Adviser or its affiliates, Director/Trustee of each of the funds in the Fund Complex, and other investment companies
                                                       advised by the Adviser or its affiliates.
Dennis J. McDonnell          President                 President and Director of VKAC. President, Chief Operating
Date of Birth: 05/20/42                                Officer and a Director of the Adviser and American Capital.
                                                       Director or officer of certain other subsidiaries of VKAC.
                                                       Prior to November 1996, Executive Vice President and a
                                                       Director of VKAC Holding. President of each of the funds in the Fund Complex. President, Chairman of the Board and
                                                       Trustee of other investment companies advised by the
                                                       Adviser, Asset Management or their affiliates.
Ronald A. Nyberg             Vice President and        Executive Vice President, General Counsel and Secretary of
Date of Birth: 07/29/53      Secretary                 VKAC. Executive Vice President, General Counsel, Assistant
                                                       Secretary and a Director of the Adviser, Asset Management
                                                       and the Distributor. Executive Vice President, General
                                                       Counsel and Assistant Secretary of ACCESS. Director or
                                                       officer of certain other subsidiaries of VKAC. Director of
                                                       ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to November 1996,
                                                       Executive Vice President, General Counsel and Secretary of
                                                       VKAC Holding. Vice President and Secretary of each of the
                                                       funds in the Fund Complex and certain other investment
                                                       companies advised by the Adviser, Asset Management or their affiliates.

NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
Peter W. Hegel               Vice President            Executive Vice President of the Adviser. Director of Asset
Date of Birth: 06/25/56                                Management. Officer of certain other subsidiaries of VKAC.
                                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Adviser,
                                                       Asset Management or their affiliates.
Joseph P. Stadler            Vice President            Vice President of Morgan Stanley Asset Management Inc.;
1221 Avenue of the Americas                            Officer of various investment companies managed by Morgan
New York, NY 10020                                     Stanley Asset Management Inc. Previously with Price
Date of Birth: 06/07/54                                Waterhouse LLP (accounting).
Paul R. Wolkenberg           Vice President            Executive Vice President of VKAC, Asset Management and the
Date of Birth: 11/10/44                                Distributor. President, Chief Executive Officer and a
                                                       Director of ACCESS. Director or officer of certain other
                                                       subsidiaries of VKAC. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                                       advised by the Adviser, Asset Management or their
                                                       affiliates.
Edward C. Wood, III          Vice President and Chief  Senior Vice President of the Adviser and Asset Management.
Date of Birth: 01/11/56      Financial Officer         Vice President and Chief Financial Officer of each of the
                                                       funds in the Fund Complex and certain other investment
                                                       companies advised by the Adviser, Asset Management or their affiliates.
Curtis W. Morell             Vice President and Chief  Senior Vice President of the Adviser and Asset Management.
Date of Birth: 08/04/46      Accounting Officer        Vice President and Chief Accounting Officer of each of the funds in the Fund Complex and certain other investment
                                                       companies advised by the Adviser, Asset Management or their affiliates.
John L. Sullivan             Treasurer                 First Vice President of the Adviser and Asset Management.
Date of Birth: 08/20/55                                Treasurer of each of the funds in the Fund Complex and
                                                       certain other investment companies advised by the Adviser,
                                                       Asset Management or their affiliates.
Tanya M. Loden               Controller                Vice President of the Adviser and Asset Management.
Date of Birth: 11/19/59                                Controller of each of the funds in the Fund Complex and
                                                       other investment companies advised by the Adviser, Asset
                                                       Management or the affiliates.
Nicholas Dalmaso             Assistant Secretary       Vice President and Senior Attorney of VKAC, Vice President
Date of Birth: 03/01/65                                and Assistant Secretary of the Adviser, Asset Management and
                                                       the Distributor. Officer of certain other subsidiaries of
                                                       VKAC. Assistant Secretary of each of the funds in the Fund
                                                       Complex and other investment companies advised by the
                                                       Adviser, Asset Management or the affiliates.
Huey P. Falgout, Jr.         Assistant Secretary       Assistant Vice President and Senior Attorney of VKAC,
Date of Birth: 11/15/63                                Assistant Vice President and Assistant Secretary of the
                                                       Adviser, Asset Management, the Distributor and ACCESS.
                                                       Officer of certain other subsidiaries of VKAC, Assistant
                                                       Secretary of each of the funds in the Fund Complex and other investment companies advised by the Adviser, Asset
                                                       Management or the affiliates.
Scott E. Martin              Assistant Secretary       Senior Vice President, Deputy General Counsel and Assistant
Date of Birth: 08/20/56                                Secretary of VKAC, Senior Vice President, Deputy General
                                                       Counsel and Secretary of the Adviser, Asset Management, the
                                                       Distributor and ACCESS. Officer of certain other
                                                       subsidiaries of VKAC. Prior to November 1996, Senior Vice
                                                       President, Deputy General Counsel and Assistant Secretary of
                                                       VKAC Holding. Assistant Secretary of each of the funds in
                                                       the Fund Complex and other investment companies advised by the Adviser, Asset Management or the affiliates.

NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
Weston B. Wetherell          Assistant Secretary       Vice President, Associate General Counsel and Assistant
Date of Birth: 06/15/56                                Secretary of VKAC, the Adviser, Asset Management and the
                                                       Distributor. Officer of certain other subsidiaries of VKAC.
                                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Adviser, Asset
                                                       Management or the affiliates.
Joanna Haigney               Assistant Treasurer       Assistant Vice President, Senior Manager of Fund
73 Tremont Street                                      Administration and Compliance Services, Chase Global Funds
Boston, MA 02108                                       Services Company; Officer of various investment companies
Date of Birth: 10/10/66                                managed by Morgan Stanley Asset Management Inc. Previously with Coopers & Lybrand LLP.
Steven M. Hill               Assistant Treasurer       Assistant Vice President of the Adviser and Asset
Date of Birth: 10/16/64                                Management. Assistant Treasurer of each of the funds in the
                                                       Fund Complex and other investment companies advised by the
                                                       Adviser, Asset Management or the affiliates.
M. Robert Sullivan           Assistant Controller      Assistant Vice President of the Adviser and Asset
Date of Birth: 03/30/33                                Management. Assistant Controller of each of the funds in the
                                                       Fund Complex and other investment companies advised by the
                                                       Adviser, Asset Management or the affiliates.

--------------
* Such Directors are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. DeMartini and Powell are interested persons of the Adviser and the Funds because of their affiliation with the Adviser. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel to the Funds.

    Prior to the election of the current Directors on July 2, 1997, Messrs. Barton M. Biggs, John D. Barrett, II, Gerard E. Jones, Warren J. Olsen, Andrew McNally, IV, Samuel T. Reeves, Fergus Reid, Frederick O. Robertshaw and Frederick B. Whittemore (the "Prior Directors") served as directors to the Company. Until July 2, 1997, the Company was part of an open-end fund complex, which also consisted of Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Universal Funds, Inc. (the "Prior Complex"). For the fiscal year ended June 30, 1997, each director who was not an "interested person" of the Funds was being paid an annual aggregate fee of $55,000 plus expenses for service as a director of the funds in the Prior Complex and an additional annual aggregate fee of $10,000 for service on the audit committee of the funds in the Prior Complex. For the fiscal year ended June 30, 1997, individual trustees received aggregate fees from the Funds and from the Prior Complex as shown in the table below entitled "Compensation Table--Prior Directors".


    As of the date of this SAI, each of the Directors is a director/trustee of each of the 63 operating funds in the Fund Complex which includes the Funds (for purposes of this action, the "MS Funds"), other open-end funds advised by the Adviser (each a "VK Fund" and collectively the "VK Funds") and open-end funds advised by Asset Management (each an "AC Fund" and collectively the "AC Funds"). Each director/trustee who is not an affiliated person of VKAC, the Adviser, Asset Management, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the Money Market Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows director/trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each Fund in the Fund Complex (except the Money Market Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



    The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the Money Market Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the Money Market Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meeting.



    For the period until December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund in the Fund Complex included an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee received a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a director/trustee, provided that no compensation was paid in connection with certain telephonic special meetings.



    For the period until December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds in the Fund Complex included an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds paid each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a director/trustee. Payment of the annual retainer and the regular meeting fee was allocated among all of the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which was the subject of a special meeting of the director/ trustees generally paid each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his on her services as a director/trustee, provided that no compensation was paid in connection with certain telephonic special meetings.



    For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.


    Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective Non-
Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the fund may invest to securities of those selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Company.


    Under the retirement plan, a Non-Affiliated Trustee who is receiving director/trustee's compensation from the fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such director/trustee's retirement from the fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the fund. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

    The following table shows aggregate compensation paid to each of the Company's Prior Directors by the Company and the Prior Complex, respectively, for the fiscal year from July 1, 1996 to June 30, 1997.

                               COMPENSATION TABLE
                                PRIOR DIRECTORS

                                                                          PENSION OR                         TOTAL COMPENSATION
                                                       AGGREGATE      RETIREMENT BENEFITS  ESTIMATED ANNUAL  FROM PRIOR COMPLEX
                                                     COMPENSATION     ACCRUED AS PART OF    BENEFITS UPON         PAID TO
NAME OF PERSON, POSITION                              FROM FUNDS         FUND EXPENSES        RETIREMENT        DIRECTORS++
--------------------------------------------------  ---------------   -------------------  ----------------  ------------------
Barton M. Biggs*
Director and Chairman of the Board................      $     0               $0                  $0              $     0
John D. Barrett, II,*
Director..........................................      $10,070               $0                  $0              $73,767
Gerard E. Jones,*
Director..........................................      $10,070               $0                  $0              $80,867
Warren J. Olsen,*
Director and President............................      $     0               $0                  $0              $     0
Andrew McNally, IV,*
Director..........................................      $     0+              $0                  $0              $63,767
Samuel T. Reeves,*
Director..........................................      $     0+              $0                  $0              $63,767
Fergus Reid,*
Director..........................................      $     0+              $0                  $0              $80,867
Frederick O. Robertshaw,**
Director..........................................      $ 8,714               $0                  $0              $63,767

--------------
  * Elected Director as of June 28, 1995; retired as of July 2, 1997.
 + The total amount of deferred compensation for Samuel T. Reeves, Fergus Reid and Andrew McNally, IV was $8,714, $10,070, and $8,714, respectively.
++ The Prior Complex consisted of four investment companies including the Company.

    The following table shows aggregate compensation paid to each of the Company's current Directors by the Company for the fiscal year from July 1, 1996 to June 30, 1997 and from the Fund Complex for the calendar year ended December 31, 1997.


                               COMPENSATION TABLE
                               CURRENT DIRECTORS


                                                                                       FUND COMPLEX
                                                               ------------------------------------------------------------
                                                               AGGREGATE PENSION
                                                AGGREGATE        OR RETIREMENT         AGGREGATE        TOTAL COMPENSATION
                                   YEAR       COMPENSATION      BENEFITS ACCRUED    ESTIMATED ANNUAL   BEFORE DEFERRAL FROM
                                ELECTED TO     FROM FUNDS          AS PART OF        BENEFITS UPON     FUND COMPLEX PAID TO
NAME (1)                        THE BOARD    BEFORE DEFERRAL      EXPENSES (3)       RETIREMENT(4)     DIRECTOR/TRUSTEE(5)
------------------------------  ----------   ---------------   ------------------   ----------------   --------------------
J. Miles Branagan*............     1997          $   0(2)           $ 30,328            $ 60,000             $111,197
Linda Hutton Heagy*...........     1997          $   0(2)              3,141              60,000              111,197
R. Craig Kennedy*.............     1997          $   0(2)              2,229              60,000              111,197
Jack E. Nelson*...............     1997          $   0(2)             15,820              60,000              104,322
Jerome L. Robinson*...........     1997          $   0(2)             32,020              15,750              107,947
Phillip Rooney*...............     1997          $   0(2)                  0              60,000               74,697
Dr. Fernando Sisto*...........     1997          $   0(2)             60,208              60,000              111,197
Wayne W. Whalen*..............     1997          $   0(2)             10,788              60,000              111,197


--------------

(1) Directors not eligible for compensation are not included in the Compensation Table. Mr. Robinson retired from the Board as of December 31, 1997.


(2) Director received no compensation from the Funds for the fiscal year ended June 30, 1997. See discussion preceding the table regarding anticipated compensation for the fiscal year from July 1, 1997 to June 30, 1998.


(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.


(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



    As of          , 1997, the Directors and officers as a group owned less than
1% of the shares of the Funds.


INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS


    The Adviser is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has its offices at One Parkview Plaza, Oakbrook Terrace, IL 60181 and 2800 Post Oak Boulevard, Houston, TX 77056. Pursuant to the advisory agreement (the "Advisory Agreement") between the Adviser and the Company, the Adviser provides investment services to the Funds. Additionally, pursuant to the administration agreement (the "Administration Agreement") between the Adviser and the Company, the Adviser (the "Administrator") provides administrative services to the Funds. The current Advisory Agreement and Administration Agreement for each Fund except the Global Franchise Fund became effective as of July 2, 1997. The current Advisory Agreement and Administration Agreement for the Global Franchise Fund became
effective as of            , 1998.



    MSAM is an indirect wholly-owned subsidiary of MSDW and acts as sub-adviser pursuant to an investment sub-advisory agreement between MSAM and the Adviser to each of the Company's Funds, other than the Mid Cap Growth and Value Funds. The principal offices of the MSAM are located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for advisory services to the non-money Funds of the Company for the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, MSAM, the prior adviser, earned fees of approximately $4,571,000 (and voluntarily waived a portion of such fees equal to approximately $868,000), $7,177,000 (and voluntarily waived a portion of such fees equal to approximately $1,328,000) and $10,409,000 (and voluntarily waived a portion of such fees equal to approximately $1,716,000), respectively. Further, for the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $611,754, $759,398 and $882,000, respectively (net of voluntary fee waivers of $87,105, $153,797 and $579,000, respectively) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio") the predecessor to the Government Obligations Money Market Fund received $897,867, $395,312 and $542,000, respectively (net of voluntary fee waivers of $0, $45,251 and $392,000, respectively). For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the Company paid administrative fees to MSAM, the prior administrator to the Funds, of approximately $1,500,000, $2,273,000 and $3,187,000, respectively. For the fiscal years ended June 30, 1995 and June 30, 1996 and for the fiscal period from July 1, 1996 to September 26, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $346,829, $273,252 and $73,440, respectively.


    MAS is an indirect wholly-owned subsidiary of MSDW with its principal offices located at One Tower Bridge, West Conshohocken, PA 19428. Pursuant to an investment sub-advisory agreement between MAS and the Adviser, MAS provides sub-advisory services to each of the Mid Cap Growth and Value Funds. MAS provides investment services to employee benefit plans, endowment funds, foundations, and other institutional investors and has served as investment adviser to the MAS Funds, a registered open-end investment company, since 1984. At September 30, 1996, MAS managed investments totaling approximately $37.5 billion. MAS did not receive any compensation as an adviser, sub-adviser or administrator to the Funds from the Company prior to the end of the fiscal year ended June 30, 1997.


    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC," formerly Mutual Funds Service Company, a corporate affiliate of Chase) provides certain administrative services to the Company. For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the prior Administrator paid Sub-Administration fees to Chase of approximately $2,004,678, $2,028,244 and $2,011,782, respectively. CGFSC provides operational and administrative services to investment companies with approximately $116 billion in assets and having approximately 165,479 shareholder accounts as of June 30, 1997. CGFSC's business address is 73 Tremont Street, Boston, MA 02108-3913.

DISTRIBUTION OF FUND SHARES


    Prior to January 1, 1997, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly-owned subsidiary of MSDW, served as the distributor of the Company's shares pursuant to a Distribution Agreement with the Company and a Plan of Distribution for each Money Market Fund and each class of each Non-Money Fund pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, Van Kampen American Capital Distributors, Inc. (the "Distributor") replaced Morgan Stanley as distributor of the Company's shares pursuant to a Distribution Agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services (a "Participating Dealer"). The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.



    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. The Plans for the Class A, Class B and Class C shares of the Non-Money Market Funds (except the Global Franchise Fund) were most recently approved by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on December 12, 1996 and the Plan for the Money Market Funds was most recently approved at the same meeting.

    Morgan Stanley served as distributor of the Company until December 31, 1996 and the Distributor served as the distributor for the Company from January 1, 1997 through the fiscal year ended June 30, 1997. As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1997, the Distributor and Morgan Stanley received aggregate fees of approximately $8,204,000 which were attributable approximately as follows:


                                                                                                    FISCAL YEAR ENDED
                                                                                                      JUNE 30, 1997
FUND NAME                                                                                                 (000)
-------------------------------------------------------------------------------------------------  -------------------
Global Equity Allocation Fund -- Class A.........................................................       $     160
Global Equity Allocation Fund -- Class B.........................................................             238
Global Equity Allocation Fund -- Class C.........................................................             679
Global Fixed Income Fund -- Class A..............................................................              16
Global Fixed Income Fund -- Class B..............................................................              16
Global Fixed Income Fund -- Class C..............................................................              26
Asian Growth Fund -- Class A.....................................................................             509
Asian Growth Fund -- Class B.....................................................................             602
Asian Growth Fund -- Class C.....................................................................           1,424
Emerging Markets Fund -- Class A.................................................................             229
Emerging Markets Fund -- Class B.................................................................             180
Emerging Markets Fund -- Class C.................................................................             465
Latin American Fund -- Class A...................................................................              81
Latin American Fund -- Class B...................................................................              45
Latin American Fund -- Class C...................................................................              87
American Value Fund -- Class A...................................................................              58
American Value Fund -- Class B...................................................................              43
American Value Fund -- Class C...................................................................             233
Worldwide High Income Fund -- Class A............................................................             152
Worldwide High Income Fund -- Class B............................................................             491
Worldwide High Income Fund -- Class C............................................................             351
Aggressive Equity Fund -- Class A................................................................              28
Aggressive Equity Fund -- Class B................................................................             105
Aggressive Equity Fund -- Class C................................................................              55
High Yield Fund -- Class A.......................................................................              13
High Yield Fund -- Class B.......................................................................              57
High Yield Fund -- Class C.......................................................................              43
U.S. Real Estate Fund -- Class A.................................................................              19
U.S. Real Estate Fund -- Class B.................................................................              45
U.S. Real Estate Fund -- Class C.................................................................              22
International Magnum Fund -- Class A.............................................................              21
International Magnum Fund -- Class B.............................................................              68
International Magnum Fund -- Class C.............................................................              58
Japanese Equity Fund -- Class A(1)...............................................................             N/A
Japanese Equity Fund -- Class B(1)...............................................................             N/A
Japanese Equity Fund -- Class C(1)...............................................................             N/A
Growth and Income Fund -- Class A(1).............................................................             N/A
Growth and Income Fund -- Class B(1).............................................................             N/A
Growth and Income Fund -- Class C(1).............................................................             N/A
European Equity Fund -- Class A(1)...............................................................             N/A
European Equity Fund -- Class B(1)...............................................................             N/A
European Equity Fund -- Class C(1)...............................................................             N/A
Money Market Fund(2).............................................................................             981
Tax-Free Money Market Fund(1)....................................................................             N/A
Government Obligations Money Market Fund(2)......................................................             604
Equity Growth Fund -- Class A(1).................................................................             N/A
Equity Growth Fund -- Class B(1).................................................................             N/A
Equity Growth Fund -- Class C(1).................................................................             N/A
Global Equity Fund -- Class A(1).................................................................             N/A
Global Equity Fund -- Class B(1).................................................................             N/A
Global Equity Fund -- Class C(1).................................................................             N/A
Emerging Markets Debt Fund -- Class A(1).........................................................             N/A
Emerging Markets Debt Fund -- Class B(1).........................................................             N/A
Emerging Markets Debt Fund -- Class C(1).........................................................             N/A
Mid Cap Growth Fund -- Class A(1)................................................................             N/A
Mid Cap Growth Fund -- Class B(1)................................................................             N/A
Mid Cap Growth Fund -- Class C(1)................................................................             N/A
Value Fund -- Class A(1).........................................................................             N/A
Value Fund -- Class B(1).........................................................................             N/A
Value Fund -- Class C(1).........................................................................             N/A
Global Franchise Fund -- Class A(1)..............................................................             N/A
Global Franchise Fund -- Class B(2)..............................................................             N/A
Global Franchise Fund -- Class C(1)..............................................................             N/A


------------------
(1) Not operational as of June 30, 1997.
(2) As compensation for providing distribution services to the Predecessor Portfolios for the period from July 1, 1996 to September 26, 1996, Morgan Stanley received fees from the Predecessor Money Market Portfolio in the amount of $146,803 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $98,828. Such fees are included in the amounts listed above.

CODE OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes require that all employees of the Adviser and Sub-Advisers preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser or Sub-Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    [The names and addresses of the holders of 5% or more of the outstanding
shares of any class of the Company as of             , 1998 and the percentage
of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Company management's knowledge, as follows:


    AMERICAN VALUE FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 7.118% of the total outstanding Class A shares of such Fund.

    Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246-6484, owned 11.140% of the total outstanding Class B shares of such Fund.

    The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East, 3rd Floor, Jacksonville, FL 32246-6484, 6.538% and Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY, 10020-1001, 6.130%.

    GLOBAL EQUITY ALLOCATION FUND: Scott & Stringfellow PSP, Mutual Funds/Clearing & Custody Account, P.O. Box 1575, Richmond, VA 23213, owned 5.253% of the total outstanding Class A shares of such Fund.

    GLOBAL FIXED INCOME FUND: Lehman Brothers Inc., P.O. Box 29198, Brooklyn, NY 11202, owned 34.20% of the total outstanding Class A shares of such Fund. Charles Schwab & Co, Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104 owned 5.945% of the total outstanding Class A shares of such Fund.

    The following each held the percentage indicated of the total outstanding Class B shares of such Fund: ADVEST, Inc., 90 State House Square, Hartford, CT 06103-3702, 9.934%; Piper Jaffray as Custodian FBO Mary Lou Concialdi, 222 So. 9th St., Minneapolis, MN 55402-3389, 7.312%; Anna E. Fulmer Trustee for Anna E. Fulmer Trust, U/A/D 8/2/93, 1124 Marine Way West, West Palm Beach, FL, 33408-3630, 7.051%; and Frank Burstein, 211 Linden Dr., Elkins Park, PA 19027-1341, 5.184%.

    The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Geraldine M. Nemeth, Trustee, Trust U/A Dated 12/5/87, Geraldine M. Falkiner 1987, 1482 Indian Trails Parkway, Baraboo, WI 53913, 5.593%; Thomas B. Congdon and Constance B. Congdon, Joint Tenants, 4 Pine St., Nantucket, MA 02554-3721, 5.222% and Smith Barney, Inc., 388 Greenwich Street, New York, NY 10613-2375, 5.064%.

    EMERGING MARKETS FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 29.877% of the total outstanding Class A shares of such Fund.

    GROWTH AND INCOME FUND: Van Kampen American Capital Generations Variable Annuities, c/o American General Life Insurance Company, P.O. Box 1591, Houston, TX 77251 owned 93.182% of the total outstanding Class B shares of such Fund; Van Kampen American Capital Distributors Inc., One Chase Manhattan Plaza, 37th Floor, New York, NY 10005 owned 6.818% of the total outstanding Class B shares of such Fund.

    HIGH YIELD FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 39.419% of the total outstanding Class A shares of such Fund and 26.384% of the total outstanding Class C shares of such Fund. Nancy J. Dinardo Trust, Dinardo Family Trust, DTD 09/01/88, 323 North Ave, Bridgeport, CT 06808-6126 owned 6.816% of the total outstanding Class C shares of such Fund.

    LATIN AMERICAN FUND: Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484, owned 10.293% of the total outstanding Class C shares of such Fund.

    U.S. REAL ESTATE FUND: The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Dain Bosworth Inc., FBO Lancaster Ventures LLC, P.O. Box 6368, Lincoln, NE 58508-0368, 11.158% and MFSC FEBO #CL7-625647, Hironaru Okamoto, Shigeno Okamoto, 32 Beverly Rd, Great Neck, NY, 11021-1330, 7.443%.

    INTERNATIONAL MAGNUM FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 10.216% of the total outstanding Class A shares of such Fund; Wachovia Bank NA Cust, FBO East Carolina University Endowment and Foundation, 301 N. Main Street, P.O. Box 3073, Winston Salem, NC 27150, owned 9.190% of the total outstanding Class A shares of such Fund and Charles Schwab & Co. Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owned 5.854% of the total outstanding Class A shares of such Fund.

    Van Kampen American Capital Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 5.406% of the total outstanding Class B shares of such Fund.

    MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.514% of the total outstanding shares of the Fund.*

    GOVERNMENT OBLIGATIONS MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.979% of the total outstanding shares of the Fund.*

    WORLDWIDE HIGH INCOME FUND: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: FTC & Co., P.O. Box 173736, Denver, CO 80217-3738, 16.548% and Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, 8.338%.

    TAX-FREE MONEY MARKET FUND:  N/A

    JAPANESE EQUITY FUND:  N/A

    EUROPEAN EQUITY FUND:  N/A

    EQUITY GROWTH FUND:  N/A

    GLOBAL EQUITY FUND:  N/A

    EMERGING MARKETS DEBT FUND:  N/A

    MID CAP GROWTH FUND:  N/A

    VALUE FUND: Van Kampen American Capital Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 5.406% of the total outstanding Class C shares of such Fund.


    GLOBAL FRANCHISE FUND:  N/A]


    *The shareholder may be deemed a "controlling person" of the particular Fund by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the shareholder may be able to control the outcome of matters voted on by shareholders of the Fund.

                       MONEY MARKET FUND NET ASSET VALUE

    Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of a Fund's per share net asset value at $1.00 is based on the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

    The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.

    In the event of a deviation of over 1/2 of 1% between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

    There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Funds will ordinarily remain at $1.00, but the Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement and Investment Sub-Advisory Agreements authorize each of the Adviser and Sub-Advisers (collectively for this discussion only, the "Adviser") to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Company.

    In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For the three fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the Company paid brokerage commissions of approximately $115,622, $180,458 and $464,192, respectively, to the Morgan Stanley, an affiliated broker-dealer. For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, commissions paid to Morgan Stanley represented approximately 7%, 6% and 7.98%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 3%, 2% and 7.10%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

    Fund securities will not be purchased from, or through, or sold to or through, the Adviser, the Sub-Advisers or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:

   P(1+T)n      =      ERV

    where:

         P      =      a hypothetical initial payment of $1,000
         T      =      average annual total return
         n      =      number of years
       ERV      =      ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1997 for the one-year period ended June 30, 1997 and for the period from the inception of each Fund through June 30, 1997 are as follows:

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1997     30, 1997
                                          ---------  -------------   -------------
Global Equity Allocation Fund
    Class A Shares......................   01/04/93    20.61%          15.90%
    Class B Shares(1)...................   08/01/95    19.64%          19.77%
    Class C Shares(1)...................   01/04/93    19.69%          15.04%
Global Fixed Income Fund
    Class A Shares......................   01/04/93     4.27%           6.48%
    Class B Shares(1)...................   08/01/95     3.48%           3.78%
    Class C Shares(1)...................   01/04/93     3.48%           5.64%
Asian Growth Fund
    Class A Shares......................   06/23/93    (1.10)%          9.89%
    Class B Shares(1)...................   08/01/95    (1.79)%          0.00%(2)
    Class C Shares(1)...................   06/23/93    (1.79)%          9.11%
American Value Fund
    Class A Shares......................   10/18/93    30.68%          16.23%
    Class B Shares(1)...................   08/01/95    29.77%          21.72%
    Class C Shares(1)...................   10/18/93    29.67%          15.32%
Worldwide High Income Fund
    Class A Shares......................   04/21/94    30.29%          18.35%
    Class B Shares(1)...................   08/01/95    29.14%          24.02%
    Class C Shares(1)...................   04/21/94    29.12%          17.39%
Emerging Markets Fund
    Class A Shares......................   07/06/94    13.54%           4.66%
    Class B Shares(1)...................   08/01/95    12.67%          11.57%
    Class C Shares(1)...................   07/06/94    12.66%           3.87%
Latin American Fund
    Class A Shares......................   07/06/94    57.32%          19.10%
    Class B Shares(1)...................   08/01/95    56.17%          44.31%
    Class C Shares(1)...................   07/06/94    56.04%          18.10%
Aggressive Equity Fund
    Class A Shares......................   01/02/96    28.93%          34.43%
    Class B Shares......................   01/02/96    28.01%          33.53%
    Class C Shares......................   01/02/96    28.04%          33.48%
U.S. Real Estate Fund
    Class A Shares......................   05/01/96    35.75%          35.17%
    Class B Shares......................   05/01/96    34.58%          33.88%
    Class C Shares......................   05/01/96    34.56%          34.05%
High Yield Fund
    Class A Shares......................   05/01/96    18.12%          15.67%
    Class B Shares......................   05/01/96    17.22%          14.83%
    Class C Shares......................   05/01/96    17.21%          14.82%
International Magnum Fund
    Class A Shares......................   07/01/96    17.30%          17.30%
    Class B Shares......................   07/01/96    16.40%          16.40%
    Class C Shares......................   07/01/96    16.27%          16.27%
Japanese Equity Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Growth and Income Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
European Equity Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1997     30, 1997
                                          ---------  -------------   -------------
Equity Growth Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Global Equity Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Emerging Markets Debt Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Mid Cap Growth Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Value Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Global Franchise Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Money Market Fund.......................   08/04/89     4.60%           4.64%
Tax-Free Money Market Fund..............        N/A      N/A             N/A
Government Obligations Money Market
 Fund...................................   03/12/92     4.53%           3.72%


------------------

  The Japanese Equity, Growth and Income, European Equity, Equity Growth, Global Equity, Emerging Markets Debt, Mid Cap Growth, Value, Global Franchise and Tax-Free Money Market Funds had not commenced operations in the fiscal year ended June 30, 1997.


(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

(2) Amount is less than 0.01.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

                      2[(a - b + 1) - 1]
Yield          =      ------------------
                              cd

    where:

    a          =      dividends and interest earned during the period
    b          =      expenses accrued for the period (net of reimbursements)
    c          =      the average daily number of shares outstanding during the period that were entitled to receive income distributions
    d          =      the maximum offering price per share on the last day of the period

    The respective current yields for the following Funds 30-day period ended June 30, 1997 were as follows:

                                                                     CLASS A      CLASS B      CLASS C
FUND NAME                                                            SHARES       SHARES       SHARES
-----------------------------------------------------------------  -----------  -----------  -----------
Global Fixed Income Fund                                                3.79%        3.23%        3.23%
Worldwide High Income Fund                                              7.76%        7.40%        7.40%
High Yield Fund                                                         7.24%        6.84%        6.84%

                  CALCULATION OF YIELD FOR MONEY MARKET FUNDS

    The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1997 were 4.69% and 4.62% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1997 were 4.80% and 4.73%, respectively.

    The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

                            TAXABLE EQUIVALENT YIELD

    It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

   Tax Free Yield
-------------------       =      Your Taxable Equivalent
1 - Your Tax Bracket             Yield

    For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%. The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1997 under the Internal Revenue Code. There can, of course, be no guarantee that the Tax-Free Money Market Fund will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

                         TAXABLE EQUIVALENT YIELD TABLE

          SAMPLE LEVEL OF              FEDERAL
           TAXABLE INCOME              INCOME           TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
------------------------------------     TAX      ------------------------------------------------------------------
  SINGLE RETURN      JOINT RETURN     BRACKETS     3%     4%     5%     6%      7%      8%      9%     10%     11%
-----------------  -----------------  ---------   -----  -----  -----  -----  ------  ------  ------  ------  ------
$0-$24,650         $0-$41,200            15%      3.53%  4.71%  5.88%  7.06%  8.24%   9.41%   10.59%  11.76%  12.94%
$24,650-$59,750    $41,200-$99,600       28%      4.17%  5.56%  6.94%  8.33%  9.72%   11.11%  12.50%  13.89%  15.28%
$59,750-$124,650   $99,600-$151,750      31%      4.35%  5.80%  7.25%  8.70%  10.14%  11.59%  13.04%  14.49%  15.94%
$124,650-$271,050  $151,750-$271,050     36%      4.69%  6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%  17.19%
$271,050 and up    $271,050 and up      39.6%     4.97%  6.62%  8.28%  9.93%  11.59%  13.23%  14.90%  16.56%  18.21%

--------------
* Net amount subject to 1997 Federal Income Tax after deductions and exemptions, not indexed for 1997 income tax rates.

COMPARISONS

    To help investors better evaluate how an investment in a Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

    (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (b) Standard & Poor's 500 Stock Index or its component indices -- unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

    (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    (e) Lipper -- Capital Appreciation Index -- a composite of mutual funds managed for maximum capital gains.

    (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    (g) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

    (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

    (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

    (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

    (k) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.

    (l) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

Australian Dollars       Netherlands Guilder
Canadian Dollars         Swiss Francs
European Currency Units  UK Pounds Sterling
French Francs            U.S. Dollars
Japanese Yen             German Deutsche Marks

    (m) J.P. Morgan Traded Global Bond Index -- is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

    (n) Lehman LONG-TERM Treasury Bond Index -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

    (o) Lehman Aggregate Bond Index -- is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

    (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. Ifmis a value-weighted index calculated on price change only and does not include income.

    (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

    (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

    (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

    (u) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    (v) Stocks, Bonds, Bills and Inflation, published by Hobson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

    (w) Savings and Loan Historical Interest Rates -- as published in the United States Savings & Loan League Fact Book.

    (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

    (y) The MSCI Combined Far East Free ex-Japan Index -- a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

    (z) CS First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

    (bb) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, New Zealand, the Far East, Canada and the United States.

    (cc) Morgan Stanley Capital International Emerging Markets Global Latin American Index -- An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

    (dd) IFC Global Total Return Composite Index -- An unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

    (ee) EMBI+ -- Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

    (ff) The MSCI Latin America Global Index -- is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

    (gg) Morgan Stanley Capital International Japan Index -- An unmanaged index of common stocks (assumes dividends reinvested).

    (hh) NAREIT Index -- An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

    (ii) Standard & Poor's 400 Mid Cap Index -- The Standard and Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the medium market capitalization is approximately $700 million.

    (jj) Russell 2500 Index -- comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley or its affiliates; and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

    From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Adviser believes the Fund compares relative to other funds advised by the Adviser or distributed by the Distributor. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their fund in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Funds will also be marketed on the Internet.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Company's Articles of Incorporation permit the Directors to issue 28.5 billion shares of common stock, par value $.001 per share, from an unlimited number of Funds. Currently the Company is authorized to offer shares of twenty-three Funds, nineteen of which have Class A, Class B and Class C shares.


    The shares of each Fund of the Company are fully paid and non-assessable, and, except as described in the Prospectuses, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Company have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Company.

DIVIDENDS AND DISTRIBUTIONS

    The Company's policy is to distribute substantially all of each Fund's net investment income, if any. Each Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. A Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.

    Any dividend or distribution paid shortly after an investor purchases shares of an Non-Money Market Fund will reduce the per share net asset value of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of a Fund are automatically reinvested in additional shares of that Fund at net asset value as of the business day following the record date. This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Funds, including the Non-Money Funds, that are purchased through the automatic reinvestment of dividends and distributions of a Fund.

    Each Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Fund.

CUSTODY ARRANGEMENTS


    Chase serves as the Company's domestic custodian except with respect to the Money Market Funds. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley Dean Witter & Co. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Company's custodian for each of the Money Market Funds.


                     DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

    EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    EXCERPTS FROM STANDARD & POOR'S CORPORATION ("S&P") DESCRIPTION OF BOND
RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

    DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group.

    DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

    EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTES ISSUES: S-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

    DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is very strong.

    WITH RESPECT TO RATINGS BY IBCA LTD., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  DESCRIPTION OF UNITED STATES GOVERNMENT SECURITIES

    The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

    United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

    Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

    An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

                                        PART C

                              Morgan Stanley Fund, Inc.
                                  Other Information*

Item 24. FINANCIAL STATEMENTS AND EXHIBITS


(1)      FINANCIAL STATEMENTS (included in Part A)**


         The Registrant's audited financial highlights for the Funds that were operational as of June 30, 1997 are included in Part A.


(2)      FINANCIAL STATEMENTS (incorporated by reference into Part B)**



         The Registrant's audited financial statements for the Funds that were operational as of June 30, 1998, including report thereon, are incorporated by reference into Part B (Statement of Additional Information) and are part of the Registrant's June 30, 1998 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:


         1.   Portfolio of Investments
         2.   Statements of Assets and Liabilities
         3.   Statements of Operations
         4.   Statements of Changes in Net Assets
         5.   Financial Highlights
         6.   Notes to Financial Statements
         7.   Report of Independent Accountants

------------------------

* For ease of reference, the words "Morgan Stanley" or "Van Kampen", as the case may be, which begin the name of each Fund, have not been included herein.
** As of June 30, 1997, the Emerging Markets Debt, Equity Growth, European Equity, Global Equity, Growth and Income, Japanese Equity, Mid Cap Growth, Tax-Free Money Market, Value Funds and Global Franchise Fund were not yet operational.

(B)      EXHIBITS

1   (a)  Articles of Amendment and Restatement. (1)
    (b) Articles Supplementary (adding Registrant's High Yield, U.S. Real Estate and Japanese Equity Funds) to the Amended and Restated Articles of Incorporation.(2)
    (c) Articles Supplementary (adding Registrant's Government Obligations Money Market and Tax-Free Money Market Funds) to the Amended and Restated Articles of Incorporation.(2)
    (d) Articles Supplementary (adding Registrant's Global Equity, Emerging Market Debt, Mid Cap Growth, Equity Growth and Value Funds) to the Amended and Restated Articles of Incorporation.(3)
    (e) Articles Supplementary (changing the name of Morgan Stanley Equity Growth to Van Kampen Equity Growth) to the Amended and Restated Articles of Incorporation.*
    (f) Articles Supplementary (adding Registrant's Global Franchise Fund) to the Amended and Restated Articles of Incorporation.*

2        Amended and Restated By-Laws.(1)

3        Not applicable.


4 Form of Specimen Securities for shares of the Money Market Fund ("Money Market Specimen"). The Specimen Securities for the remaining Funds have been omitted because they are substantially identical to the Money Market Specimen and differ from the Money Market Specimen only in references to the Fund and amount of authorized shares to which the Specimen relates.(5)


5   (a)  Form of Investment Advisory Agreement between Registrant and Van
         Kampen American Capital Investment Advisory Corp. and as amended by Addendum to such Agreement.+
    (b) Form of Investment Sub-Advisory Agreement between Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)
    (c) Form of Investment Sub-Advisory Agreement between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)

6 Distribution Agreement between Registrant and Van Kampen American Capital Distributors, Inc.(3)



7        Not applicable.


8   (a)  Registrant's Mutual Fund Custody Agreement with the Chase Manhattan
         Bank, N.A.(4)
    (b) Registrant's Global Custody Agreement with Morgan Stanley Trust Company.(4)
    (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds).(2)


9. (a) Administration Agreement between Registrant and Morgan Stanley Asset Management Inc.(4) and as amended by Addendum to such Agreement. (1) and as amended by Addendum No.2 to such Agreement.+
    (b) Form of Assignment and Assumption Agreement (Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)
    (c) Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP.(3)
    (d) Form of Assignment and Assumption Agreement (Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)

    (e) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and The Chase Manhattan Bank.(3)

    (f) Form of Assignment and Assumption Agreement (Sub-Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)

    (g) Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and The Chase Manhattan Bank.(3)

    (h) Form of Assignment and Assumption Agreement (Sub-Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)


    (i) Amended Schedule A and Amended Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. with respect to the Asian Growth Fund and Small Cap Value Equity Fund (currently the American Value Fund).(4)

    (j) Form of Sub-Transfer Agency Agreement between Van Kampen American Capital Investment Advisory Corp. and PFPC, Inc.(5)

    (k) Sub-Transfer Agency Agreement between Morgan Stanley Asset Management Inc. and ACCESS Investor Services, Inc.(3)


    (l) Form of Assignment and Assumption Agreement (Sub-Transfer Agency Agreement) between Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)


    (m) Sub-Transfer Agency Agreement between Miller Anderson & Sherrerd, LLP and ACCESS Investor Services, Inc.(3)


    (n) Form of Assignment and Assumption Agreement (Sub-Transfer Agency Agreement) between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)

    (o) Amended Schedule A and Amended Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. with respect to Van Kampen Fund Global Franchise.+

10       Opinion of Counsel.+

11       Consent of Independent Accountants.+

12       Not applicable.

13       Purchase Agreement.(4)

14       Not applicable.

15 (a) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for shares of the Money Market Fund ("Money Market Plan"). The following Rule 12b-1 distribution plan has been omitted because it is substantially identical to the Money Market Plan and differs from the Money Market Plan only in references to the Fund to which the plan relates: Government Obligations Money Market Fund.(3)
    (b) Form of Plan of Distribution Pursuant to Rule 12b-1 for shares of the Tax-Free Money Market Fund.(3)
    (c) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares (the "Class A Plan") of the Global Fixed Income Fund. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Fund to which the plan relates: Asian Growth, Small Cap Value Equity (currently the American Value Fund),

         Worldwide High Income, Emerging Markets, Latin American, Global Equity Allocation, High Yield, U.S. Real Estate, International Magnum and Aggressive Equity Funds.(3)
    (d) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares (the "Class A Plan") of the Japanese Equity Fund. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Fund to which the plan relates: European Equity, Growth and Income, Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth and Value Funds.(3)

    (e) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") of the Global Fixed Income, Asian Growth, Small Cap Value Equity (currently the American Value Fund), Worldwide High Income, Emerging Markets, Latin American, Global Equity Allocation, High Yield, U.S. Real Estate, International Magnum, Aggressive Equity, Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth and Value Funds.(3)

    (f) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") relating to the Japanese Equity, European Equity and Growth and Income Funds.(3)

    (g) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") related to the Van Kampen Global Franchise Fund.+

16       Schedules of Computation of Performance Information.(4)


18       Registrant's Rule 18f-3 Multiple Class Plan.(3)


24       Powers of Attorney.(6)


27       Financial data schedules for the fiscal year ended June 30, 1998.+

--------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.
(2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.
(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.
(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1997.

*        Filed herewith.
+        To be filed by amendment.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         No person is controlled by or under common control with the Registrant.


Item 26. NUMBER OF HOLDERS OF SECURITIES

         The following information is given as of June 26, 1998:

                                                             Number of
     Title of Class                                         Record Holders
     --------------                                         --------------

     Global Equity Allocation Fund-Class A                  35,918
     Global Equity Allocation Fund-Class B                  26,897
     Global Equity Allocation Fund-Class C                   8,885
     Global Fixed Income Fund-Class A                          234
     Global Fixed Income Fund-Class B                          106
     Global Fixed Income Fund-Class C                          187
     Asian Growth Fund-Class A                              12,512
     Asian Growth Fund-Class B                               6,409
     Asian Growth Fund-Class C                               7,455
     Emerging Markets Fund-Class A                           6,154
     Emerging Markets Fund-Class B                           6,643
     Emerging Markets Fund-Class C                           3,752
     Latin American Fund-Class A                             4,364
     Latin American Fund-Class B                             4,034
     Latin American Fund-Class C                             1,662
     European Equity Fund-Class A                              0
     European Equity Fund-Class B                              0
     European Equity Fund-Class C                              0
     American Value Fund-Class A                            17,432
     American Value Fund-Class B                            26,576
     American Value Fund-Class C                             8,022
     Worldwide High Income Fund-Class A                      4,045
     Worldwide High Income Fund-Class B                      8,336
     Worldwide High Income Fund-Class C                      3,305
     Aggressive Equity Fund-Class A                          6,887
     Aggressive Equity Fund-Class B                         14,310
     Aggressive Equity Fund-Class C                          2,291
     Growth and Income Fund-Class A                            0
     Growth and Income Fund-Class B                            6
     Growth and Income Fund-Class C                            0
     High Yield Fund-Class A                                   325
     High Yield Fund-Class B                                   835
     High Yield Fund-Class C                                   342
     U.S. Real Estate Fund-Class A                             918
     U.S. Real Estate Fund-Class B                           1,248
     U.S. Real Estate Fund-Class C                             343
     International Magnum Fund-Class A                       5,909
     International Magnum Fund-Class B                       5,189
     International Magnum Fund-Class C                         912
     Japanese Equity Fund-Class A                              0
     Japanese Equity Fund-Class B                              0
     Japanese Equity Fund-Class C                              0

     Money Market Fund                                          70
     Government Obligations Money Market Fund                   14
     Tax-Free Money Market Fund                                0
     Value Fund-Class A                                     11,340
     Value Fund-Class B                                     10,997
     Value Fund-Class C                                      2,373
     Equity Growth Fund-Class A                                0
     Equity Growth Fund-Class B                                0
     Equity Growth Fund-Class C                                0
     Global Equity Fund-Class A                              6,689
     Global Equity Fund-Class B                             56,726
     Global Equity Fund-Class C                              6,326
     Emerging Markets Debt Fund-Class A                        0
     Emerging Markets Debt Fund-Class B                        0
     Emerging Markets Debt Fund-Class C                        0
     Mid Cap Growth Fund-Class A                               0
     Mid Cap Growth Fund-Class B                               0
     Mid Cap Growth Fund-Class C                               0
     Global Franchise Fund-Class A                             0
     Global Franchise Fund-Class B                             0
     Global Franchise Fund-Class C                             0

ITEM 27. INDEMNIFICATION

    Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISERS

    For information regarding the business of the Adviser, reference is made to the caption "Management of the Company -- Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Company" in Part B of this Registration Statement. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    For information regarding the business of Morgan Stanley Asset Management Inc., reference is made to the caption "Management of the Company -- Investment Sub-Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Company" in Part B of this Registration Statement. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of Morgan Stanley Asset Management Inc., reference is made to the Sub-Adviser's current Form ADV (SEC File No. 801-15757) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    For information regarding the business of Miller Anderson & Sherrerd, LLP, reference is made to the caption "Management of the Company -- Investment Sub-Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Company" in Part B of this Registration Statement. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of Miller Anderson & Sherrerd, LLP, reference is made to the Sub-Adviser's current Form ADV (SEC File No. 801-10437) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS

    Van Kampen American Capital, Inc. ("VKAC") is distributor for Morgan Stanley Fund, Inc. The information required by this Item 29 with respect to each Director and officer of VKAC is incorporated by reference to Schedule A of Form BD filed by VKAC pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-19412)

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES

    Morgan Stanley Asset Management Inc. ("MSAM") and Miller Anderson & Sherrerd, LLP ("MAS") have entered into separate Chase Sub-Administration Agreements with The Chase Manhattan Bank ("Chase"), successor in interest to United States Trust Company of New York (which is incorporated by reference to Exhibit No. 9(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement and Exhibit 9(d) to Post-Effective Amendment No. 18 to Registrant's Registration Statement, respectively). Pursuant to these agreements, Chase will provide the following services to the Registrant: (i) managing, administering and conducting the general business activities of the Registrant, other than those which are contracted to third parties;

(ii) providing personnel and facilities to perform the foregoing; (iii) accounting services, including the preparation of statement and reports; (iv) transfer agent services, including processing correspondence from shareholders, recording transfers, issuing stock certificates and handling checks; (v) handling dividends and distributions, including disbursing, withholding and tax reporting; and (vi) providing office facilities, statistical and research data, office supplies and assisting the Registrant to comply with regulatory developments. MSAM and MAS have assigned the respective Chase Sub-Administration Agreements to and they were assumed by Van Kampen American Capital Investment Advisory Corp. as filed herewith as Exhibits 9(f) and 9(h), respectively.

ITEM 32. UNDERTAKINGS




    1. Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his, her or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.


    2. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on June 29, 1998.

                   MORGAN STANLEY FUND, INC.

                   By:  /s/ Ronald A. Nyberg
                        ---------------------------------------------
                        Ronald A. Nyberg
                        Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                          TITLE
---------                          -----

* /s/ Wayne W. Whalen              Director (Chairman)
-----------------------------
Wayne W. Whalen

*/s/ J. Miles Branagan             Director
-----------------------------
J. Miles Branagan


*/s/ Richard M. DeMartini          Director
-----------------------------
Richard M. DeMartini


*/s/ Linda Hutton Heagy            Director
-----------------------------
Linda Hutton Heagy

*/s/ R. Craig Kennedy              Director
-----------------------------
R. Craig Kennedy

*/s/ Jack E. Nelson                Director
-----------------------------
Jack E. Nelson

*/s/ Don G. Powell                 Director
-----------------------------
Don G. Powell

*/s/ Phillip Rooney                Director
-----------------------------
Phillip Rooney

*/s/ Fernando Sisto                Director
-----------------------------
Fernando Sisto

*/s/ Edward C. Wood, III            Chief Financial
-----------------------------       Officer and
Edward C. Wood, III                 Vice President

*/s/ Dennis J. McDonnell            Principal Executive
-----------------------------       Officer and
Dennis J. McDonnell                 President



*By:/s/ Ronald A. Nyberg                                        June 29, 1998
    ------------------------
    Ronald A. Nyberg
    Attorney-In-Fact

         SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT 24 TO FORM N-1A AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 1998.



EX-99.1(e)              Articles Supplementary (changing the name of Morgan
                        Stanley Equity Growth Fund to Van Kampen Equity Growth
                        Fund) to the Amended and Restated Articles of Incorporation.


EX-99.1(f)              Articles Supplementary (adding Registrant's Global
                        Franchise Fund) to the Amended and Restated Articles of Incorporation.